UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 23, 2009


                             ENERGAS RESOURCES INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                        0-33259                     73-1620724
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(State or other jurisdiction    (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (405) 879-1752
                                                           --------------

                                       N/A
                   ------------------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

      On January 31, 2009 the Company issued 6,167,400 shares of its common stock to George Shaw, the Company's President, in exchange for all of the outstanding shares of Energas Pipeline Company and Energas Corp. Energas Pipeline Company operates the natural gas gathering system which is connected to the Company's four wells in Atoka County, Oklahoma. Energas Corp. operates all of the Company's wells and holds the bonds required by state oil and gas regulatory authorities.

      On February 11, 2009 the Company issued 200,000 shares of its common stock to an unrelated third party in payment of $11,992 owed to the third party.

      On February 23, 2009 the Company issued 220,000 shares of its common stock to five consultants in payment for services rendered to the Company.

      The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the issuance of the shares referenced above. The persons who acquired these shares were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these shares acquired them for their own accounts. The certificates representing the shares bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission or other form of remuneration was given to any person in connection with the issuance of these shares.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 9, 2009.

                             ENERGAS RESOURCES INC.



                                 By:  /s/ George G. Shaw
                                      ----------------------------------
                                       George G. Shaw, President